Exhibit 10.1

AMENDMENT NO. 2

TO

COMMON STOCK PURCHASE AGREEMENT

BETWEEN

osr holdings inc.

AND

WHITE LION CAPITAL, LLC,

dba White Lion GBM Innovation Fund

THIS AMENDMENT NO. 2 TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), effective April 7th, 2026 (the “Amendment Effective Date”), is by and between OSR Holdings, Inc., a Delaware corporation (the “Company”), and White Lion Capital, LLC, dba White Lion GBM Innovation Fund, a Nevada limited liability company (the “Investor”), and amends the Common Stock Purchase Agreement, dated February 25, 2025, as thereafter amended, by and between the Company and the Investor (the “Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to Article II.

Article II of the Agreement is hereby amended by adding Sections 2.2(e), 2.2(f), 2.2(g), 2.2(h), and 2.2(i) which shall read in their entirety as follows:

Section 2.2 (e) Intraday Purchase Notice.

(e)	Intraday Purchase Notice. At any time and from time to time during the Commitment Period, except during an OTC Blackout and except as otherwise provided in this Agreement, the Company may deliver an Intraday Purchase Notice to Investor, subject to satisfaction of the conditions set forth in Article VII and otherwise provided herein. The Company shall deliver the Purchase Notice Shares as DWAC Shares to the Designated Brokerage Account alongside the delivery of the Intraday Purchase Notice. An Intraday Purchase Notice shall be deemed delivered on the Business Day (i) that an applicable Intraday Purchase Notice is received by 9:00 a.m. New York time by email by the Investor and the Investor, in its sole discretion, provides written consent of its acceptance of such Intraday Purchase Notice to the Company, and (ii) the DWAC of the applicable Purchase Notice Shares has been initiated and completed as confirmed by the Investor’s Designated Brokerage Account by 9:00 a.m. New York time (the “Intraday Purchase Notice Date”), and the Intraday Purchase Notice shall not exceed the Intraday Purchase Investment Limit unless waived by the Investor. If the applicable Intraday Purchase Notice is received after 9:00 a.m. New York time or the DWAC of the applicable Purchase Notice Shares has not been completed as confirmed by the Investor’s Designated Brokerage Account by 9:00 a.m. New York time, then, if such notice is accepted by the Investor, the next Business Day shall be the Intraday Purchase Notice Date, unless waived by Investor in writing. Each party shall use commercially reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective Section 2.2(e) of this Agreement and the transactions contemplated herein. The Investor shall not consent to accept an Intraday Purchase Notice received less than one (1) hour prior to the close of trading on the Principal Market, unless waived by the Investor in writing, and consent of an Intraday Purchase Notice Date irrespective of the timing will be considered a written waiver.

Section 2.2 (f) Intraday Purchase Closing

(f)	Intraday Purchase Closing. The Closing of an Intraday Purchase Notice shall occur one (1) Business Day following the Intraday Purchase Valuation Period (the “Intraday Closing Date”); whereby the Investor shall deliver to the Company, by 5:00 p.m. New York time on the Intraday Closing Date, the Intraday Purchase Investment Amount by wire transfer of immediately available funds to an account designated by the Company.

Section 2.2 (g) Fixed Purchase Notice.

(g)	Fixed Purchase Notice. At any time and from time to time during the Commitment Period, except during an OTC Blackout and except as otherwise provided in this Agreement, the Company may deliver a Fixed Purchase Notice to Investor, subject to the conditions set forth in Article VII and otherwise provided herein. The Company shall deliver the Purchase Notice Shares as DWAC Shares to the Designated Brokerage Account alongside the delivery of the Fixed Purchase Notice. A Fixed Purchase Notice shall be deemed delivered by the Company on the Business Day (i) (a) that an applicable Fixed Purchase Notice is received by 9:00 a.m. New York time by email by the Investor and the Investor, in its sole discretion, provides written consent of its acceptance of such Fixed Purchase Notice to the Company, and (b) the DWAC of the applicable Purchase Notice Shares has been initiated and completed as confirmed by the Investor’s Designated Brokerage Account by 9:00 a.m. New York time (the “Fixed Purchase Notice Date”), and the Fixed Purchase Notice shall not exceed the Fixed Purchase Investment Limit unless waived by the Investor, or (ii) that the Investor delivers a Warrant Exercise Notice, as defined in and pursuant to the Warrant. If the applicable Fixed Purchase Notice is received after 9:00 a.m. New York time or the DWAC of the applicable Purchase Notice Shares has not been completed as confirmed by the Investor’s Designated Brokerage Account by 9:00 a.m. New York time, then, if such notice is accepted by the Investor, the next Business Day shall be the Fixed Purchase Notice Date, unless waived by Investor in writing. Each party shall use commercially reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective Section 2.2(g) of this Agreement and the transactions contemplated herein. The Investor shall not consent to accept a Fixed Purchase Notice received less than one (1) hour prior to the close of trading on the Principal Market, unless waived by the Investor in writing, and consent of a Fixed Purchase Notice Date irrespective of the timing will be considered a written waiver.

Section 2.2 (h) Fixed Purchase Closing.

(h)	Fixed Purchase Closing. The Closing of a Fixed Purchase Notice shall occur within one (1) Business Day following the Fixed Purchase Notice Date (the “Fixed Purchase Closing Date”), whereby the Investor shall deliver to the Company, by 5:00 p.m. New York time, the Fixed Purchase Investment Amount by wire transfer of immediately available funds to an account designated by the Company.

Section 2.2 (i) Threshold Price Adjustments.

(i)	Threshold Price Adjustments. Notwithstanding any other terms of this Agreement, in the event that the trading price of the Common Stock equals or trades below the Threshold Price at any point in time during any Intraday Purchase Valuation Period, VWAP Purchase Valuation Period, or Rapid Purchase Valuation Period, (i) then the related Intraday Purchase Price, VWAP Purchase Price or Rapid Purchase Price may then equal the product of 99% multiplied by the related Threshold Price (the “Adjusted Threshold Price”) at the option of the Investor, and (ii) the Investor will have the right to Purchase any amount of Purchase Notice Shares set forth on the applicable Purchase Notice at the Adjusted Threshold Price.

2.	Amendments to Article I.

The following terms shall be added to Article I of the Agreement as of the Amendment Effective Date:

“Fixed Purchase Closing Date” shall have the meaning specified in Section 2.2(h).

“Fixed Purchase Investment Amount” shall mean the applicable Purchase Notice Shares referenced in the Fixed Purchase Notice multiplied by the Fixed Purchase Price.

“Fixed Purchase Investment Limit” shall mean $2,000,000 as with respect to any Fixed Purchase Notice, subject to increase at the sole discretion of the Investor.

“Fixed Purchase Notice” shall mean a Purchase Notice evidenced by a submitted Fixed Purchase Notice Form.

“Fixed Purchase Notice Date” shall have the meaning specified in Section 2.2(g).

“Fixed Purchase Price” shall mean the product of (i) the VWAP of the Common Stock during the Fixed Purchase Valuation Period and (ii) ninety percent (90%).

“Fixed Purchase Valuation Period” shall mean the three (3) consecutive Business Day period ending prior to the Fixed Purchase Notice Date.

“Intraday Closing Date” shall have the meaning specified in Section 2.2(f).

“Intraday Purchase Investment Amount” shall mean the applicable Purchase Notice Shares referenced in the Intraday Purchase Notice multiplied by the Intraday Purchase Price.

“Intraday Purchase Investment Limit” shall mean $2,000,000 as with respect to any Intraday Purchase Notice, subject to increase at the sole discretion of the Investor.

“Intraday Purchase Notice” shall mean a Purchase Notice evidenced by a submitted Intraday Purchase Notice Form.

“Intraday Purchase Notice Date” shall have the meaning specified in Section 2.2(e).

“Intraday Purchase Price” shall mean the product of (i) the VWAP of the Common Stock during the Intraday Purchase Valuation Period and (ii) ninety percent (90%).

“Intraday Purchase Valuation Period” shall mean the Business Day of the Intraday Purchase Notice Date.

“Threshold Price” shall mean the minimum price of Common Stock designated by the Company in the applicable Intraday Purchase Notice Date, VWAP Purchase Notice Date, or Rapid Purchase Notice Date, as applicable. For the avoidance of doubt, a Fixed Purchase Notice shall not have a Threshold Price.

The following terms in Article I of the Agreement shall be amended and restated as follows as of the Amendment Effective Date:

“Purchase Notice” shall mean a written notice from Company, substantially in the form of Exhibit A attached hereto (a “Rapid Purchase Notice Form”), Exhibit B attached hereto (a “VWAP Purchase Notice Form”), Exhibit F attached hereto (an “Intraday Purchase Notice Form”), or Exhibit G attached hereto (a “Fixed Purchase Notice Form”), to the Investor, and with a copy of such notice delivered to the Transfer Agent, setting forth the Purchase Notice Shares which the Company requires the Investor to purchase pursuant to the terms of this Agreement.

“Purchase Notice Limit” shall mean (i) for any Purchase Notice the Investor’s committed obligation under each Purchase Notice shall not exceed the Rapid Purchase Investment Limit, VWAP Purchase Investment Limit, Intraday Purchase Investment Limit, or Fixed Purchase Investment Limit, as applicable, and (ii) the maximum amount of Purchase Notice Shares the Company may require the Investor to purchase per each VWAP Purchase Notice shall be the lesser of: (A) 30% of the Average Daily Trading Volume or (B) the VWAP Purchase Investment Limit divided by the highest closing price of the Common Stock over the most recent five (5) Business Days immediately preceding receipt of the subject Purchase Notice. Notwithstanding the forgoing, the Investor may waive the Purchase Notice Limit at any time to allow the Investor to purchase additional shares under a Purchase Notice.

The Agreement shall be amended to attach Exhibits F and G hereto as Exhibits F and G to the Agreement. The Agreement shall be further amended to amend and restate Exhibits A and B thereto in their entirety as set forth in Exhibit H (Amended and Restated Form of Rapid Purchase Notice) and Exhibit I (Amended and Restated Form of VWAP Purchase Notice) hereto, each of which is hereby attached to and made a part of the Agreement.

3. Amendment to Section 5.1.

The first three sentences of Section 5.1 of the Agreement are hereby amended, restated and replaced to read as follows:

“Neither the Investor, nor any affiliate, agent, or representative of the Investor acting on its behalf or pursuant to any understanding with it, shall, directly or indirectly, (i) execute any Short Sale of the Company’s securities, or (ii) enter into, hold, or effect any transaction, instrument, swap, option, forward contract, or other derivative or synthetic instrument that has the economic effect of a short position in, or a decrease in the value of, the Company’s securities, during the period from the Execution Date through the end of the Commitment Period. For purposes hereof, and in accordance with Regulation SHO, the sale after the Rapid Purchae Notice Date, VWAP Purchase Notice Date, Intraday Purchase Notice Date or Fixed Purchase Notice Date shall not be deemed a Short Sale. The parties acknowledge and agree that during the Rapid Closing Date, VWAP Purchase Valuation Period, and Intraday Purchase Valuation Period, the Investor may contract for, or otherwise effect, the resale of the subject Purchase Notice Shares to third-parties subject to Rule 200 promulgated under Regulation SHO under the Exchange Act.”

4. Representations and Warranties. Each of the Investor and the Company represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary entity action and that the officers executing this Amendment on its behalf were similarly authorized and empowered and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws, certificate of formation, limited liability company agreement or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound.

5.	Miscellaneous.

(a)	Except as modified by this Amendment, the Agreement continues in full force and effect in accordance with its terms.

(b) This Amendment shall be governed by and construed in accordance with the laws of the State of New York as set forth in Section 10.1 of the Agreement and the dispute resolution provisions set forth in Section 10.16 of the Agreement.

(c) This Amendment may be executed in any number of counterparts and by electronic transmission (which shall bind the parties hereto), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

** signature page follows **

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the Amendment Effective Date.

OSR HOLDINGS INC.

By:
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer

WHITE LION CAPITAL, LLC
dba/ White Lion GBM Innovation Fund

By:
Name:	Yash Thukral, JD
Title:	Managing Director

EXHIBIT F

FORM OF INTRADAY PURCHASE NOTICE

TO: WHITE LION CAPITAL, LLC

We refer to the Common Stock Purchase Agreement, dated as of February 25, 2025, (the “Agreement”), entered into by and between OSR Holdings, Inc., and White Lion Capital, LLC, dba White Lion GBM Innovation Fund. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares at the Intraday Purchase Price; and

2) Certify that, as of the date hereof, the conditions set forth in Section 7 of the Agreement are satisfied; and

3) Set a Threshold Price of $______________ per share.

OSR Holdings, Inc.

By:
Name:
Title:

EXHIBIT G

FORM OF FIXED PURCHASE NOTICE

TO: WHITE LION CAPITAL, LLC

We refer to the Common Stock Purchase Agreement, dated as of February 25, 2025, (the “Agreement”), entered into by and between OSR Holdings, Inc., and White Lion Capital, LLC, dba White Lion GBM Innovation Fund. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares at the Fixed Purchase Price; and

2) Certify that, as of the date hereof, the conditions set forth in Section 7 of the Agreement are satisfied.

OSR Holdings, Inc.

By:
Name:
Title:

EXHIBIT H

AMENDED AND RESTATED FORM OF RAPID PURCHASE NOTICE

TO: WHITE LION CAPITAL, LLC

We refer to the Common Stock Purchase Agreement, dated as of February 25, 2025, (the “Agreement”), entered into by and between OSR Holdings, Inc., and White Lion Capital, LLC, dba White Lion GBM Innovation Fund. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares at the Rapid Purchase Price; and

2) Certify that, as of the date hereof, the conditions set forth in Section 7 of the Agreement are satisfied; and

3) Set a Threshold Price of $______________ per share.

OSR Holdings, Inc.

By:
Name:
Title:

EXHIBIT I

AMENDED AND RESTATED FORM OF VWAP PURCHASE NOTICE

TO: WHITE LION CAPITAL, LLC

We refer to the Common Stock Purchase Agreement, dated as of February 25, 2025, (the “Agreement”), entered into by and between OSR Holdings, Inc., and White Lion Capital, LLC, dba White Lion GBM Innovation Fund. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares at the VWAP Purchase Price; and

2) Certify that, as of the date hereof, the conditions set forth in Section 7 of the Agreement are satisfied; and

3) Set a Threshold Price of $______________ per share.

OSR Holdings, Inc.

By:
Name:
Title: